

2012

2nd Quarter Report

FIRST GUARANTY BANCSHARES, INC.

A Message to Our Stockholders

Dear Shareholders,

Through the first six months of 2012, First Guaranty Bancshares moved strongly forward, strengthening the balance sheet and recording strong earnings. Net loans have grown to $587,429,000, an increase of 4.1% since December 31, 2011. Loan interest income for the first six months of 2012 totaled $17,635,000, an increase of $929,000 over June 30, 2011. Total interest income for the first six months of 2012 totaled $28,616,000, an increase of $2,081,000 over the same period in 2011. At the same time, total interest expense decreased from $7,471,000 for the six month period ending June 30, 2011 to $6,923,000 for the six month period ending June 30, 2012.

Net income for the period ending June 30, 2012 totaled $6,015,000 compared to $4,789,000 for the six months ending June 30, 2011. Earnings per common share totaled $0.80 for the first six months of 2012 compared to $0.67 for the first six months of 2011.

The strength of First Guaranty Bancshares, Inc. earnings was demonstrated by core net income for the quarter ending June 30, 2012 which increased to $2,438,000 from $993,000 for the quarter ending June 30, 2011.

Core net income for the six months ending June 30, 2012 totaled $5,036,000 compared to $3,394,000 for the six months ending June 30, 2011.

As of June 30, 2012, total stockholders' equity equaled $131,419,000, an increase from $126,602,000 as of December 31, 2011 and from $101,128,000 as of June 30, 2011.

In the second half of 2012, we look forward to continuing growth of our core loan income while, at the same time, aggressively continuing to reduce our interest expense. As securities yields continue to tighten, we will focus on maximizing the utilization of our assets. We will continue to build First Guaranty Bancshares and First Guaranty Bank as a safe, sound, and profitable investment for our shareholders and for our community.

Thank you for your investment in First Guaranty Bancshares, Inc. and for your continued support. If you have any questions about our financial position or any of the information presented in this report, please contact me directly at (985) 375-0350.

Sincerely,



Alton B. Lewis
Chief Executive Officer
First Guaranty Bancshares, Inc.

Consolidated Statements of Condition
(in thousands, except share data)

	June 30, 2012 (unaudited)	June 30, 2011
Assets		
Cash and cash equivalents:		
Cash and due from banks	$42,802	$34,465
Interest-earning demand deposits with banks	21	13
Federal funds sold	1,925	4,200
Cash and cash equivalents	44,748	38,678
Interest-earning time deposits with banks	747	-
Investment securities:		
Available for sale, at fair value	627,366	308,301
Held to maturity, at cost (estimated fair value of $33,333 and $232,993, respectively)	32,983	235,812
Investment securities	660,349	544,113
Federal Home Loan Bank stock, at cost	1,087	1,670
Loans held for sale	441	343
Loans, net of unearned income	596,570	546,152
Less: allowance for loan losses	9,141	7,785
Net loans	587,429	538,367
Premises and equipment, net	19,694	16,603
Goodwill	1,999	1,999
Intangible assets, net	2,608	1,645
Other real estate, net	6,851	3,532
Accrued interest receivable	7,724	7,608
Other assets	30,451	6,710
Total Assets	$1,364,128	$1,161,268
Liabilities and Stockholders' Equity		
Deposits:		
Noninterest-bearing demand	$170,665	$142,875
Interest-bearing demand	300,527	181,958
Savings	59,157	49,535
Time	675,397	671,032
Total deposits	1,205,746	1,045,400
Short-term borrowings	19,405	5,462
Accrued interest payable	3,409	3,804
Long-term borrowings	1,400	3,500
Other liabilities	2,749	1,974
Total Liabilities	1,232,709	1,060,140
Stockholders' Equity		
Preferred stock:		
Series A - $1,000 par value - authorized 5,000 shares; issued and outstanding 0 and 2,069.9 shares, respectively	-	19,972
Series B - $1,000 par value - authorized 5,000 shares; issued and outstanding 0 and 103 shares, respectively	-	1,105
Series C - $1,000 par value - authorized 39,435 shares; issued and outstanding 39,435 shares and 0 shares, respectively	39,435	-
Common stock:*		
$1 par value - authorized 100,600,000 shares; issued 6,294,227 and 6,115,608 shares, respectively	6,294	6,116
Surplus	39,387	36,240
Treasury stock, at cost 1,160 and 0 shares, respectively	(21)	-
Retained earnings	40,026	37,210
Accumulated other comprehensive income	6,298	485
Total Stockholders' Equity	131,419	101,128
Total Liabilities and Stockholders' Equity	$1,364,128	$1,161,268

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Three-Month Period Ended June 30, 2012	2011
	(unaudited)	
Interest Income:		
Loans (including fees)	$8,862	$8,240
Loans held for sale	-	4
Deposits with other banks	21	13
Securities (including FHLB stock)	5,308	5,035
Federal funds sold	4	4
Total Interest Income	14,195	13,296
Interest Expense:		
Demand deposits	357	179
Savings deposits	13	11
Time deposits	2,950	3,524
Borrowings	34	7
Total Interest Expense	3,354	3,721
Net Interest Income	10,841	9,575
Provision for loan losses	904	2,887
Net Interest Income after Provision for Loan Losses	9,937	6,688
Noninterest Income:		
Service charges, commissions and fees	1,196	1,107
Net gains on securities	755	2,176
Loss on securities impairment	-	-
Net gains on sale of loans	1	48
Other	437	350
Total Noninterest Income	2,389	3,681
Noninterest Expense:		
Salaries and employee benefits	3,361	2,948
Occupancy and equipment expense	935	797
Other	3,581	2,943
Total Noninterest Expense	7,877	6,688
Income Before Income Taxes	4,449	3,681
Provision for income taxes	1,486	1,287
Net Income	$2,963	$2,394
Preferred stock dividends	(502)	(333)
Income Available to Common Shareholders	$2,461	$2,061
Per Common Share:		
Earnings	$0.39	$0.34
Cash dividends paid	$0.16	$0.15
Average Common Shares Outstanding	6,293,436	6,115,608
Return on Average Assets	0.88%	0.81%
Return on Average Common Equity	13.17%	11.90%

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Six-Month Period Ended June 30, 2012	For the Six-Month Period Ended June 30, 2011
	(unaudited)	
Interest Income:		
Loans (including fees)	$17,634	$16,701
Loans held for sale	1	5
Deposits with other banks	36	23
Securities (including FHLB stock)	10,938	9,797
Federal funds sold	7	9
Total Interest Income	28,616	26,535
Interest Expense:		
Demand deposits	700	405
Savings deposits	27	22
Time deposits	6,123	7,030
Borrowings	73	14
Total Interest Expense	6,923	7,471
Net Interest Income	21,693	19,064
Provision for loan losses	2,104	3,351
Net Interest Income after Provision for Loan Losses	19,589	15,713
Noninterest Income:		
Service charges, commissions and fees	2,385	2,117
Net gains on securities	1,483	2,217
Loss on securities impairment	-	(97)
Net gains (loss) on sale of loans	(27)	95
Other	810	638
Total Noninterest Income	4,651	4,970
Noninterest Expense:		
Salaries and employee benefits	6,731	5,983
Occupancy and equipment expense	1,855	1,610
Other	6,541	5,730
Total Noninterest Expense	15,127	13,323
Income Before Income Taxes	9,113	7,360
Provision for income taxes	3,098	2,571
Net Income	$6,015	$4,789
Preferred stock dividends	(986)	(666)
Income Available to Common Shareholders	$5,029	$4,123
Per Common Share:*		
Earnings	$0.80	$0.67
Cash dividends paid	$0.32	$0.29
Book value	$14.62	$13.09
Average Common Shares Outstanding*	6,294,004	6,115,608
Return on Average Assets	0.89 %	0.82 %
Return on Average Common Equity	13.46 %	12.12 %

*2011 share amounts have been restated to reflect the ten percent stock dividend paid February 24, 2012 to stockholders of record as of February 17, 2012

Bank Officers

Executive Officers

Alton B. Lewis, Jr.*
Chief Executive Officer
Guaranty Square

Michael R. Sharp*
President
Guaranty Square

Larry A. Stark
Executive Vice President
Guaranty Square

Eric J. Dosch*
Chief Financial Officer
Guaranty Square

Senior Vice Presidents

Glenn A. Duhon, Sr.
Southwest Louisiana Division Manager
Abbeville

Michael F. Lofaso
Commercial Lender
Ponchatoula

Randal A. McDonald
Chief Risk Officer

Vice Presidents

Thomas F. Brothers
Cheryl Q. Brumfield
Christopher O. Coker
Ronald W. Edmonds
Denise D. Fletcher
Bernadette Z. Kemp
Brenda Marks
Vera S. Matthews
William D. McCormick, Sr.
Evan M. Singer
J. Richard Stark
Christy L. Wells

Controller

Eric Fuller

Assistant Vice Presidents

Pamela A. Carrico
Teri L. Duncan
Colleen Ebarb
Pamela A. Gaspard
Joyce N. Glass
Ludrick P. Hidalgo
Shirley P. Jones
Mikki M. Kelley
Robert M. Mizell
Ronald C. Pittman
Scott B. Schilling
Desiree Simmons
D. Lynn Westmoreland

Officers

Rebecca G. Brown
Lance S. Davis
Vanessa R. Drew
Jeannette N. Ernst
Adam J. Johnston
Michael D. Knighten
Christopher W. McGhee
Michael A. Mosbey
V. Diane Patterson
Randy S. Vicknair

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank.

Banking Center Locations

Full-Service Banking Centers

South Louisiana

Abbeville Banking Center
Amite Banking Center
Denham Springs
  Banking Center
Greensburg Banking Center
Hammond Banking Centers:
  First Guaranty Square
  Guaranty West
Independence Banking Center
Jennings Banking Center
Kentwood Banking Center
Kentwood West Banking Center
Montpelier Banking Center
Ponchatoula Banking Centers:
  Ponchatoula
  Berryland
Walker Banking Center
Watson Banking Center

North Louisiana

Benton Banking Center
Dubach Banking Center
Haynesville Banking Center
Homer Banking Center
Oil City Banking Center
Vivian Banking Center

Service24 ATM Locations

North Louisiana

Benton
  189 Burt Boulevard
Dubach
  117 East Hico Street
Haynesville
  10065 Highway 79
Homer
  401 North 2nd Street
  Homer Memorial Hospital
Oil City
  126 South Highway 1
Vivian
  102 East Louisiana Ave.

Service24 ATM Locations

South Louisiana

Abbeville
  799 West Summers Drive
Amite
  100 East Oak Street
  1014 West Oak Street
Denham Springs
  2231 South Range Avenue
Hammond
  1201 West University Avenue
  2111West Thomas Street
  400 East Thomas Street
  North Oaks Medical Center
  North Oaks Rehabilitation Center
Greensburg
  6151 Highway 10
Independence
  455 West Railroad Ave.
Jennings
  500 North Cary
Kentwood
  723 Avenue G
Livingston
  17199 Spring Ranch Road
  (Livingston Parish Medical Ctr.)
Loranger
  19518 Hwy 40
Montpelier
  35651 Highway 16
Ponchatoula
  105 Berryland
  195 North 6th Street
Robert
  22628 Highway 190
Walker
  29815 Walker Rd. S
Watson
  33818 Highway 16

FIRST GUARANTY BANCSHARES, INC.
Committed To Customer Satisfaction

FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009